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                                  ANNUAL REPORT
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[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                 New England Star Worldwide Fund

                                                               [graphic omitted]

                                                                    Where
                                                                  The Best
                                                                   Minds
                                                                   Meet(R)


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DECEMBER 31, 1998
-----------------

                                                                   February 1999
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[Photo of Bruce R. Speca]

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"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
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In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead. Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
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My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

PROGRESS ON THE Y2K FRONT
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New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at WWW.MUTUALFUNDS.COM.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

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                        NEW ENGLAND STAR WORLDWIDE FUND
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                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
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PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, the MSCI EAFE served as the primary benchmark for the New England Star Worldwide Fund. Going forward, the MSCI World Index will serve as the primary benchmark for the Fund and as an additional point of reference, the MSCI EAFE Index will serve as the secondary benchmark. While no one benchmark is a perfect match for a managed fund, the World Index contains a higher proportion of the markets that could be represented in the Fund than does the EAFE Index, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

                 DECEMBER 1995 (INCEPTION) THROUGH DECEMBER 1998

                              NAV(1)        MSC(2)   MSCI World(4)  EAFE(5)
--------------------------------------------------------------------------------
     12/29/95                $10,000       $9,425     $10,000     $10,000
         6/96                $11,176      $10,533     $10,733     $10,467
        12/96                $11,667      $10,996     $11,400     $10,637
         6/97                $13,628      $12,844     $13,180     $11,845
        12/97                $13,147      $12,391     $13,249     $10,855
         6/98                $14,056      $13,248     $15,481     $12,600
        12/98                $13,674      $12,888     $16,534     $13,061

This Illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

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                        NEW ENGLAND STAR WORLDWIDE FUND
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                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
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   CLASS A (12/29/95)                       1 YEAR           SINCE INCEPTION

   Net Asset Value(1)                         4.0%               11.0%
   With Max. Sales Charge(2)                 -2.0                 8.8
--------------------------------------------------------------------------------
   CLASS B (Inception 12/29/95)             1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                         3.3%               10.2%
   With CDSC(3)                              -1.7                 9.3
--------------------------------------------------------------------------------
   CLASS C (Inception 12/29/95)             1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                         3.3%               10.2%
   With CDSC(3)                               2.3                10.2
--------------------------------------------------------------------------------
   COMPARATIVE PERFORMANCE                  1 YEAR     SINCE FUND'S INCEPTION
   MSCI World Index(4)                       24.8%               18.2%
   MSCI EAFE Index(5)                        20.3                 9.3
   Lipper Global Average(6)                  14.5                14.7
   Morningstar World Stock Average(7)        11.6                12.8
--------------------------------------------------------------------------------

Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. All Index and Fund performance assumes reinvestment of distributions.

NOTES TO CHARTS
(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sales Charge (CDSC) performance for Class B Shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4)Morgan Stanley Capital International (MSCI) World Index is a market cap-weighted index comprised of the performance of 1,481 (as of 12/31/98) companies representing stock markets in 23 developed markets including the U.S., Canada, Australia, New Zealand and those in Europe and the Far East. The unmanaged Index is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly
(5)Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index
   (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,032 companies (as of 12/31/98) representing stock markets in Europe, Australia, New Zealand and the Far East. The unmanaged Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.
(6)Lipper Global Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service.
(7)Morningstar World Stock Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service.

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                        NEW ENGLAND STAR WORLDWIDE FUND
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                                               OVERVIEW: HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------

Calendar year 1998 was a turbulent time for global investors, as economic troubles in emerging markets cast a long shadow over world stock markets. Asia's persistent financial problems, the devaluation of the Russian currency and unstable Latin American economies created an uncertainty that permeated financial markets worldwide. While many markets ended the year with positive returns, they did so only after experiencing significant short-term setbacks.

New England Star Worldwide Fund is composed of five different segments managed by leading investment management companies. This multiple-adviser approach is the foundation of the Star concept and provides a means to diversify not just among individual securities, but among investment styles and strategies.

For the 12-month period that ended December 31, 1998, New England Star Worldwide Fund's Class A shares produced a total return based on net asset value of 4.0%, reflecting a $0.62 per share gain to $16.08. The Fund's primary benchmark, the MSCI World Index, gained 24.8% during 1998. The MSCI EAFE Index, which serves as a secondary benchmark, gained 20.3% for the same period. During 1998, the interdependence of global markets was clearly evident. Economic troubles in one area of the world had a profound effect on markets in other regions of the world. One factor that held back performance was the requirement during the first half of the year that the Montgomery-managed portfolio invest exclusively in emerging markets. As you know, emerging market investments suffered the greatest volatility during the year. This requirement was relaxed in August, freeing the Montgomery portfolio to invest outside the emerging markets.

In the United States, stocks got off to a strong start. Solid economic growth along with relatively low interest rates and inflation provided a positive backdrop for the equity markets, and by midyear stocks had produced double-digit gains. In the third quarter, however, Russia devalued its currency, Long-Term Capital Management -- a hedge fund that uses borrowed money to speculate in different types of securities -- nearly collapsed and concerns rose about declining profits of U.S. multinational companies. These events caused investor unrest and triggered a stock market sell-off. Stocks were affected universally and, in a relatively short period of time, most stocks gave back their 1998 gains. By the time the heaviest selling subsided the U.S. stock market had declined nearly 20%. Fortunately, the market correction was relatively short-lived. In the fall, the Federal Reserve Board eased monetary policy and lowered interest rates three times. The Fed's action boosted confidence in the U.S. economy and in equity securities, and bringing investors back to the market. By the end of the year, the U.S. stock market recaptured its earlier gains and for the fourth consecutive year produced double-digit returns.

The story in Europe was much the same. Buoyed by economic expansion, a wave of corporate restructuring, declining interest rates and the prospects of economic and monetary union, returns in most European stock markets exceeded those of U.S. markets during the first half of the year. As troubles in Asia, Russia and Latin America intensified, however, Europeans followed the lead of U.S. investors and sold stocks. In the developed European markets, stock market downturns were relatively steep and swift. Market advances began to occur when European central banks lowered interest rates, and the International Monetary Fund (IMF) and individual governments took steps to heal ailing emerging market economies. Most European markets responded to these initiatives and ended the year with relatively strong gains.

In the emerging markets of Asia and Latin America, most stock markets continued to struggle. The first nine months of the year were particularly volatile for Asian markets. Despite government initiatives and IMF bailouts, several Asian countries devalued their currencies, and stock prices declined significantly. As 1998 drew to a close, however, a measure of stability returned to some Asian economies. Stock prices had reached very low levels in Asian markets generally, and investors purchased shares of high quality companies at what they believed were bargain prices. Some Far Eastern stock markets -- most notably South Korea, Thailand and the Philippines -- ended 1998 with positive returns.

Japan was Asia's wild card. Despite a new government, a large-scale plan to repair the troubled banking sector and new policies designed to jump start the economy, Japan remained in a prolonged recession. Over the year, interest rates tripled and unemployment inched up. While Japan's stock market closed out the year with negative returns measured in local currency, many experts are hopeful that a new focus on stimulating the economy with additional spending and tax cuts will put Japan on the road to recovery in 1999.

In Latin America most stock markets declined early in the year and remained at relatively low levels throughout 1998. Although individual Latin American countries grappled with problems that were unique to their specific economic and financial situations; however, many of the region's difficulties were rooted in Asia. Weak Asian demand for Latin American commodities -- oil, steel, paper, copper -- had a negative effect on corporate profits. With lower revenues from exports, the balance of trade worsened in many countries creating concerns about economic stability. In this environment of unrest, investors around the world avoided Latin American stocks. As the large inflows of foreign money that had historically boosted Latin American stock markets diminished, stock prices continued to fall. Most of the region's major markets closed the year with 20% to 50% declines.

Although the five segments of the Fund are managed autonomously, the chart below gives you a general profile of the Fund's portfolio as a whole. In the next several pages, New England Star Worldwide Fund's portfolio managers discuss how they managed their segments during the past year.

                 YOUR FUND'S 10 LARGEST INVESTMENTS -- 12/31/98

                                                 % OF
     TOP 10 HOLDINGS                         NET ASSETS
-------------------------------------------------------------------------------
  1. CISCO SYSTEMS                                1.9
-------------------------------------------------------------------------------
  2. PHILIP MORRIS COS.                           1.8
-------------------------------------------------------------------------------
  3. MANNESMANN AG                                1.6
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  4. FIRST DATA CORP.                             1.6
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  5. MCI WORLDCOM, INC.                           1.5
-------------------------------------------------------------------------------
  6. BLACK & DECKER CORP.                         1.5
-------------------------------------------------------------------------------
  7. NTT MOBILE COMMUNICATION NETWORK, INC.       1.5
-------------------------------------------------------------------------------
  8. ELAN CORP. PLC (ADR)                         1.3
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  9. H&R BLOCK, INC.                              1.2
-------------------------------------------------------------------------------
 10. BANC ONE CORP.                               1.2
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                       COUNTRY DIVERSIFICATION -- 12/31/98

                                                % OF
     TOP 10 COUNTRIES                        NET ASSETS
--------------------------------------------------------------------------------
  1. UNITED STATES                               41.1
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  2. UNITED KINGDOM                              10.9
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  3. JAPAN                                        7.1
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  4. FRANCE                                       5.5
--------------------------------------------------------------------------------
  5. GERMANY                                      5.3
--------------------------------------------------------------------------------
  6. NETHERLANDS                                  4.7
--------------------------------------------------------------------------------
  7. SWITZERLAND                                  3.3
--------------------------------------------------------------------------------
  8. FINLAND                                      3.2
--------------------------------------------------------------------------------
  9. ITALY                                        3.2
--------------------------------------------------------------------------------
 10. SPAIN                                        1.9
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

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                        NEW ENGLAND STAR WORLDWIDE FUND
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                FOUNDERS ASSET MANAGEMENT LLC -- MICHAEL GERDING
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Stock markets around the world experienced dramatic swings in the second half of
1998, as economic troubles in Asia, Japan, Latin America and Russia continued. A worldwide drop in stocks affected nearly all markets, regardless of the soundness of their fundamentals. European markets, which had been strong performers for the first half of 1998, were particularly hard-hit by the global sell-off in stocks and did not recover fully by year-end.

We continue to believe that economic fundamentals in Europe are solid and have emphasized investment in Europe in the segment. Even though European economies are grappling with relatively high unemployment, we believe they have the potential to grow faster than the U.S. economy. We continue to uncover attractive European companies. A positive outcome of recent market volatility in the region is that stocks of many high quality European companies with strong economic fundamentals and earnings are more reasonably valued. For the year, most European stock markets outperformed the U.S. market.

At year-end, about 24.6% of the segment was invested in U.S. companies. Our main objection to U.S. stocks over the past year and a half was that their prices were too high, especially in comparison to European companies. Recent market volatility, however, lowered prices on U.S. stocks. As a result, more top-quality U.S. companies fit our investment criteria for strong earnings growth potential at reasonable stock valuation. Toward the end of the period, for the first time in a long while, our weighting in U.S. stocks increased.

LARGEST HOLDINGS IN FOUNDERS SEGMENT
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                                                 % OF                % OF
                                             SEGMENT ASSETS       FUND ASSETS
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  1. ELAN CORP. PLC (ADR)                         4.2                 0.9
  2. MCI WORLDCOM, INC.                           3.7                 0.8
  3. BRISA-AUTO ESTRADAS DE PORTUGAL, S.A.        2.8                 0.6
  4. NTT MOBILE COMMUNICATION NETWORK, INC.       2.7                 0.6
  5. MARSCHOLLEK LAUTEN, PREFERRED                2.7                 0.6
-------------------------------------------------------------------------------

We believe the Japanese economy continues to be in a depression. While the Japanese Central Bank discussed significant reforms, there is no indication that the new Japanese government is taking the necessary steps to ease the economic problems in the country. One saving grace is that Japan's economic crisis evolved slowly, and the rest of the world had ample time to adjust to it.

Finally, while some Asian companies are beginning to institute economic reforms, we believe the Asian road to recovery will be measured in years, not weeks or months. We think there is a strong possibility that 1999 will be no better than 1998 for many countries in Asia, and therefore expect few companies to show growing revenues and earnings. We remain very selective in Asia and as a result, our segment is underweighted in the region.

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                        NEW ENGLAND STAR WORLDWIDE FUND
-------------------------------------------------------------------------------

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           OAKMARK/HARRIS ASSOCIATES L.P. (INTERNATIONAL SEGMENT) --
                      DAVID G. HERRO AND MICHAEL J. WELSH
-------------------------------------------------------------------------------

We continued to manage our segment of the Fund using a bottom-up, value approach and avoiding top-down macroeconomic allocations. The geographic allocation is the result of individual stock selection. The more high quality companies we found that met our investment criteria in a specific country, the more assets we invested in that country.

The biggest change in the segment during the final six months of 1998 came from appreciation or new money allocation in Asia. At the end of 1998, Asian stocks accounted for more than 40% of the segment's assets, up from 31% at the end of June. For the first time, the percentage of Asian stocks in the segment exceeded the allocation to European investments. Selected Asian companies were attractive because of their potential for price appreciation, and Asian companies were some of the segment's strongest performers.

In Asia, market and currency appreciation boosted assets in individual countries. South Korean assets rose from 2% to 6% of the segment. Two large positions, Keumkang, a dominant glass and building products provider, and Taeyoung, a construction conglomerate, both rose more than 150% in U.S. dollar terms. Singapore became a more meaningful part of the segment, growing from 3% to 6% of assets through appreciation and additional investment. Singapore Press Holdings and United Overseas Bank rose roughly 50% and 90%, respectively. As a percentage of assets, Japanese investments also increased from 11% to 15%, mainly because of price appreciation and a strong rise in the value of the yen. New Zealand accounted for 6% of assets. One of the segment's largest holdings, Fernz, a New Zealand chemical company, was a strong contributor to performance.

LARGEST HOLDINGS IN OAKMARK/HARRIS
(INTERNATIONAL SEGMENT)
-------------------------------------------------------------------------------

                                                 % OF                % OF
                                             SEGMENT ASSETS       FUND ASSETS
-------------------------------------------------------------------------------

  1. TOMKINS PLC                                  5.3                 0.9
  2. SAATCHI & SAATCHI PLC                        5.0                 0.8
  3. QUILMES INDUSTRIAL S.A., PREFERRED (ADR)     4.8                 0.8
  4. CORDIANT COMMUNICATIONS GROUP PLC            4.6                 0.8
  5. ENIX CORP.                                   4.2                 0.7
-------------------------------------------------------------------------------

The European position of the segment declined to 37% from 46% of the segment's assets. We sold Volvo, our only Swedish stock, after it reached our price target. The United Kingdom (UK) allocation declined from 25% to 20% of assets. We sold Sedgwick, plc., a significant contributor to performance. Sedgwick rose over 70% when Marsh & McLennen made a successful bid to acquire the company. The rest of the UK portion declined in price. European stocks that held back performance were Chargeurs in France, European Vinyls Corp. in the Netherlands and Fila in Italy. Share prices of each declined between 40% and 50%.

At the end of the fiscal year, Latin American investments accounted for 12% of the segment. Brazilian stocks, which composed 8% of assets, suffered from turbulence in emerging markets generally and specific political worries in Brazil. Latin American stocks had some of the biggest price declines. For example, Unibanco and Banco Latinamericano de Exportaciones declined more than 40%.

We continue to be optimistic about the value that exists in international markets. Historically, value and price have converged, and we believe it will happen again.

-------------------------------------------------------------------------------
     OAKMARK/HARRIS ASSOCIATES L.P. (DOMESTIC SEGMENT) -- ROBERT J. SANBORN
-------------------------------------------------------------------------------

During calendar year 1998, long-term value investors faced a difficult and unusual investment environment. Mega-cap stocks and growth stocks performed very well. However, smaller company stocks and value stocks were relatively poor performers. While the Standard & Poor's Composite of 500 Stocks appreciated more than 28%, other indices lagged.

In hindsight, the place to invest in 1998 was clearly large-cap, growth stocks. However, we found such stocks to be overpriced. In our view, over the course of the year these stocks went from being substantially overpriced to being extremely overpriced.

We follow a rigorous investment discipline that refrains from paying more than 60 cents for every $1 of value we see in a stock. We do not try to anticipate the psychology of the market nor do we buy "hot" stocks in the hope that they will continue to rise in value. No matter what the environment, we adhere to our value strategy.

LARGEST HOLDINGS IN OAKMARK/HARRIS (DOMESTIC SEGMENT)
-------------------------------------------------------------------------------

                                                 % OF                % OF
                                             SEGMENT ASSETS       FUND ASSETS
-------------------------------------------------------------------------------

  1. PHILIP MORRIS COS.                           7.8                 1.8
  2. FIRST DATA CORP.                             6.7                 1.6
  3. BLACK & DECKER CORP.                         6.5                 1.5
  4. H & R BLOCK, INC.                            5.4                 1.2
  5. BANC ONE CORP.                               5.3                 1.2
-------------------------------------------------------------------------------

Our analysis of the market environment at the end of 1998 indicated that investors were willing to assume large amounts of stock price risk but not willing to take on much business or fundamental risk. In other words, investors seemed to be overpaying for growth. As a result, when a company had any negative news, it was quickly sold by investors, even if the company's economic fundamentals remained intact. Because investors observed this trend, they avoided stocks with any fundamental controversies. We have several holdings that reported various business problems in 1998. These include Mattel, Lockheed Martin, Boeing, and Nike. We believe prices on these stocks have declined to a point where future appreciation could be significant.

Several holdings made strong gains during the period. The segment's largest position, Philip Morris rose more than 20% as many of the threats to the tobacco industry's prosperity disappeared. We believe Philip Morris continues to be undervalued. Black & Decker recovered from very depressed price levels and rose almost 50%. We continue to hold Black & Decker in the portfolio and believe it has more room to appreciate.

While we have been surprised at the continued strong performance of mega-cap and growth stocks, we are not changing a strategy that has been successful over the long term. The significant run-up in prices on big company growth stocks has created favorable conditions for value stocks to perform well.

--------------------------------------------------------------------------------
                      MONTGOMERY ASSET MANAGEMENT, LLC --
                       OSCAR A. CASTRO AND JOHN D. BOICH
--------------------------------------------------------------------------------

In the third quarter of 1998, the Montgomery Asset Management segment of the Fund broadened its investment policy. The segment shifted its focus from investing solely in emerging markets to investing in global markets. In diversifying investments beyond emerging markets, we have reduced some of the risk that had been inherent in the segment. This broader investment strategy was particularly beneficial to the Fund during the global market slide that occurred in the second half of 1998. We believe the segment's strong fourth quarter performance supports our decision to take a more diversified and global approach to managing the segment.

In the third quarter of 1998, investors around the world faced difficult problems. Questions about the severity of Asia's economic troubles, concerns about Japan's ability to recover from recession, a near collapse of the Russian economy and instability in Brazil cast a long shadow over the world's financial markets. These uncertainties led to a period in which investors sold significant amounts of stock, triggering steep corrections in most world markets.

By the fourth quarter, however, global economic concerns eased slightly as governments, the International Monetary Fund (IMF) and central banks took steps to alleviate these problems. As investors became more confident, they returned to the markets and bid up stock prices. At the end of calendar year 1998, many major stock markets had produced double-digit gains.

The segment's strategy has always been to remain fully invested, and this approach benefited the segment during the period. We viewed market weakness in the third quarter as an opportunity to invest in fundamentally strong companies with good earnings prospects at low prices. The segment reaped the rewards of this strategy when the market rebounded strongly in the fourth quarter.

Two sectors were particularly strong contributors to our performance: technology and telecommunications services. While technology stocks lost ground in the third quarter of 1998, they rebounded nicely in the fourth quarter. At year-end, we began to reduce some of the technology holdings that we believed had become overvalued. Telecommunication stocks were hit hard during the market correction. However, strong underlying fundamentals catapulted these stocks into positive territory when the market advanced in the fourth quarter. Investments that performed well included Global Crossing, Swiss Com and Nokia.

LARGEST HOLDINGS IN MONTGOMERY SEGMENT
-------------------------------------------------------------------------------

                                                 % OF                % OF
                                             SEGMENT ASSETS       FUND ASSETS
-------------------------------------------------------------------------------

  1. GLOBAL TELESYSTEMS GROUP, INC.               3.4                 0.4
  2. SWISSCOM AG                                  3.1                 0.4
  3. MCI WORLDCOM, INC.                           3.0                 0.4
  4. MANNESMANN AG                                2.7                 0.3
  5. METRONET COMMUNICATIONS CORP., CLASS B       2.7                 0.3
-------------------------------------------------------------------------------

There were some disappointments during the year. Even though the segment had relatively little exposure to the Brazilian telecommunications sector, this area held back performance, as investor sentiment turned negative. In the United Kingdom (UK), exposure to merchandising companies detracted from overall performance because of a severe downturn in the UK retail sector.

Looking ahead, we are cautiously optimistic about the prospects. We recognize that there is still a degree of uncertainty in the global economy that may complicate the investment picture. While the outlook remains uncertain, we are hoping for sustained recovery in Japan and Asia and a mild deceleration of growth in Europe.

-------------------------------------------------------------------------------
       JANUS CAPITAL CORPORATION -- HELEN YOUNG HAYES AND LAURENCE CHANG
-------------------------------------------------------------------------------

While the segment's strong performance came from a number of different areas, many U.S. investments were the biggest contributors to performance. Three large holdings -- Cisco Systems, Time Warner and Microsoft -- had a particularly memorable year, and we continue to be optimistic about their prospects. All three play an integral part in our vision of the future. For example, Cisco is the pre-eminent hardware supplier to the Internet. Moreover, the world of telecommunications is currently changing from using inefficient dedicated voice circuits to using circuits that rely on Cisco's voice/data network. Cisco has not yet achieved significant penetration into the voice market, but we believe it will in the future. In the cable industry, Time Warner is completing an infrastructure upgrade that will enable it to expand its range of services -- including Internet access. In our vision of the information superhighway, Time Warner's cable will serve as the highway, and Cisco's routers and other networking products will serve as the road signs and traffic lights. We believe Microsoft could be one of the leading sources of information and will eventually emerge as one of the dominant providers of content on the Internet.

Stellar performance was not restricted to the United States. We held several European telecommunications companies whose performance was notable, including Nokia, the Finish cellular phone company. Nokia had an excellent year, one in which it surpassed Ericsson as the global digital handset leader. While this is impressive, we are equally excited about Nokia's growing cellular infrastructure business. The company has continued to make strong inroads to both mature and developing markets. Even along the Pacific Rim, where local economies have slowed, Nokia's business is growing. Another company that bolstered performance was Colt Telecom in the United Kingdom. Colt is an alternative telephone service provider that has exploited the deregulatory environment. It has undercut the pricing of some of the larger providers. Because Colt is more efficient than its rivals, it has boosted corporate business, the most profitable in the customer pricing spectrum.

Not all of our telecommunications companies performed well. For example, Alcatel, a French company, is upgrading its network and undergoing corporate restructuring, and many of its changes have not been assimilated as quickly as investors had hoped. As a result, many investors sold their Alcatel holdings, and the company's stock price declined dramatically. Electrolux, which is based in Sweden, is another restructuring story. Investors have not embraced the company's efforts despite better-than-expected earnings. In the Netherlands, Philips Electronics was also disappointing, as its restructuring changes were not realized as quickly as expected. Several financial holdings, such as Swiss bank UBS, performed poorly after they suffered severe losses from loans made to hedge funds with highly leveraged Russian exposure.

In the fourth quarter of 1998, central banks around the world lowered interest rates. There were more than 30 interest rate cuts by central banks within a two-week period. We believe this trend will continue as global growth slows. We do not believe we are entering a recessionary environment, simply a slower growth environment. As a result, we will restrict our investments to companies with pricing power in dynamic growing industries. We believe companies with these qualities can thrive in a slower growth environment.

LARGEST HOLDINGS IN JANUS SEGMENT
-------------------------------------------------------------------------------

                                                 % OF                % OF
                                             SEGMENT ASSETS       FUND ASSETS
-------------------------------------------------------------------------------

  1. CISCO SYSTEMS                                5.6                 1.6
  2. MICROSOFT CORP.                              4.0                 1.1
  3. TYCO INTERNATIONAL, LTD.                     3.9                 1.1
  4. MANNESMANN AG                                3.2                 0.9
  5. NOKIA CORP. AB                               2.9                 0.8
-------------------------------------------------------------------------------

The opinions expressed are those of the portfolio managers and advisers and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. The Fund is actively managed and holdings are subject to change.

The Fund invests in foreign and emerging market securities which involves special risks. Foreign and emerging market securities may be affected by currency fluctuations, high volatility and limited liability. Political, economic and information risks are also associated with foreign securities. Investments in small-cap companies involves greater risk than is customarily associated with more established companies. The Fund invests in high yielding, lower rated bonds which may involve greater credit risk. The Fund invests in REITS, which are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. This Fund invests in derivative securities for hedging purposes. See the Fund's prospectus for more complete information.

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                             PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
Investments as of December 31, 1998

            ARGENTINA--1.3%
   208,000  Quilmes Industrial S.A., preferred (c) (ADR) ........ $  1,937,000
     3,865  Telecom Argentina S.A. (ADR) ........................      106,288
     6,530  Telefonica de Argentina S.A. (ADR) ..................      182,432
    35,400  YPF Sociedad Anonima (ADR) ..........................      988,987
                                                                  ------------
                                                                     3,214,707
                                                                  ------------
            AUSTRIA--0.3%
     6,500  Austria Tabak .......................................      498,401
     2,539  Bank Austria AG .....................................      129,110
                                                                  ------------
                                                                       627,511
                                                                  ------------
            BRAZIL--1.6%
16,900,000  Embratel Participacoes S.A. (c) .....................      146,859
       400  Petroleo Brasileiro, Preferred ......................           45
26,900,000  Tele Centro Sul Participacoes S.A. (c)                     178,102
51,900,000  Tele Sudeste Celular Participacoes S.A. (c)                146,040
     4,655  Telecomunicacoes Brasileiras (ADR) ..................      338,360
 5,305,000  Telecomunicacoes de Minas Gerais --
              Telemig, Preferred B ..............................      154,984
   750,432  Telecomunicacoes do Sao Paulo S.A. --
              TELESP, Preferred .................................      102,289
68,700,000  Telemig Celular Participacoes S.A. (c)                      48,328
 5,305,000  Telemig Celular S.A., Preferred (c) .................      104,054
51,900,000  Telesp Celular Participacoes S.A. (c)                      223,355
 3,516,747  Telesp Celular S.A., Preferred (c) ..................      154,547
22,900,000  Telesp Participacoes S.A. (c) .......................      293,760
    67,400  Uniao de Bancos Brasileiros S.A. (GDR) (c) ..........      973,088
12,400,000  Unibanco -- Uniao de Bancos Brasileiros S.A. (c) ....      431,019
   289,800  USIMINAS, Preferred (c)                                    640,376
                                                                  ------------
                                                                     3,935,206
                                                                  ------------
            CANADA--0.2%
    15,215  Newcourt Credit Group, Inc. .........................      531,574
                                                                  ------------
            DENMARK--0.0%
       505  Kapital Holding .....................................       24,995
     1,672  SAS Danmark AS ......................................       18,915
                                                                  ------------
                                                                        43,910
                                                                  ------------
            FINLAND--3.2%
   160,000  Merita, Ltd. ........................................    1,010,394
    12,980  Nokia Corp. (ADR) ...................................    1,563,279
    22,414  Nokia Corp. AB ......................................    2,725,374
    60,000  Outokumpu OYJ .......................................      550,696
    75,400  Sponda Oyj (c) ......................................      439,180
    60,000  The Rauma Group .....................................      870,759
    16,954  Tieto Corp. Oyj .....................................      754,767
                                                                  ------------
                                                                     7,914,449
                                                                  ------------
            FRANCE--5.5%
       183  Alcatel .............................................       22,388
     1,732  Atos S.A. ...........................................      413,871
     5,000  Business Objects (ADR) (c) ..........................      162,500
    13,868  Capital Gemini S.A. .................................    2,224,932
    27,245  Chargeurs S.A. ......................................    1,505,760
     3,800  Europe One Communication ............................      886,961
     6,679  Groupe Danone .......................................    1,911,358
    10,250  Groupe Legris Industries S.A. .......................      502,142
     7,200  ISIS (c) ............................................      513,826
     6,054  Lagardere Groupe ....................................      257,168
     2,692  Lyonnaise des Eaux S.A. .............................      552,748
     5,000  Pernod Ricard .......................................      324,629
    16,694  Renault S.A. ........................................      749,453
    12,101  Rhone Poulenc .......................................      622,473
     2,153  Sanofi SA ...........................................      354,277
     7,735  Valeo ...............................................      609,282
     7,638  Vivendi .............................................    1,980,880
                                                                  ------------
                                                                    13,594,648
                                                                  ------------
            GERMANY--5.3%
     6,898  Bayerisch Hypo-Und Vereinsbank AG ...................      540,135
     9,000  Continental AG ......................................      248,410
     4,165  DaimlerChrysler AG (c) ..............................      411,102
    10,378  Depfa Bank ..........................................      909,149
    35,625  Deutsche Lufthansa AG ...............................      786,631
    13,475  Dresdner Bank AG ....................................      565,973
     6,921  Hoechst AG ..........................................      286,956
     6,200  Hornbach Holdings AG, Preferred .....................      368,295
    34,182  Mannesmann AG .......................................    3,917,414
     2,435  Marschollek Lauten, Preferred .......................    1,388,006
     3,449  Merck KGaA ..........................................      155,211
     1,170  Muenchener Rueckversicherungs AG ....................      566,537
        22  Muenchener Rueckversicherungs, Warrant ..............        1,023
       168  Porsche AG, Preferred ...............................      383,055
    13,800  Prosieben Media AG, Preferred .......................      637,585
       760  SAP-Vorzug AG, Preferred ............................      362,626
    10,250  Schwarz Pharma AG ...................................      590,485
     1,739  Veba ................................................      104,031
    15,500  Volkswagen AG, Preferred ............................      771,931
                                                                  ------------
                                                                    12,994,555
                                                                  ------------
            GREECE--0.7%
    23,183  Hellenic Telecommunication Organization
              S.A.- OTE (GDR) ...................................      617,098
     2,130  National Bank of Greece                                    479,455
    24,558  Panafon S.A. ........................................      658,086
                                                                  ------------
                                                                     1,754,639
                                                                  ------------
            HONG KONG--1.1%
     6,500  China Telecom Hong Kong, Ltd. (ADR) (c) .............      225,875
   176,000  China Telecom, Ltd. (ADR)(c) ........................      304,404
   950,000  First Pacific Company, Ltd. .........................      453,689
 4,184,000  Giordano International, Ltd. ........................      783,055
   404,100  Hong Kong Aircraft Engineering Co., Ltd..............      552,876
   140,000  Varitronix International, Ltd. ......................      262,017
                                                                  ------------
                                                                     2,581,916
                                                                  ------------
            INDIA--0.0%
       350  EIH, Ltd (GDR) ......................................        1,935
                                                                  ------------
            IRELAND--1.5%
    21,600  Bank of Ireland .....................................      480,250
    45,505  Elan Corp. plc (ADR) (c)                                 3,165,441
                                                                  ------------
                                                                     3,645,691
                                                                  ------------
            ISRAEL--0.1%
     3,000  Teva Pharmaceutical Industries, Ltd. (ADR) ..........      122,064
                                                                  ------------
            ITALY--3.2%
    21,000  Arnoldo Mondadori Editore S.p.A. ....................      277,511
    64,476  Banca Commerciale Italiana ..........................      444,541
   722,046  Banca di Roma .......................................    1,222,734
    49,000  Credito Agrario Bresciano ...........................      622,335
   131,400  Fila Holdings S.p.A. (ADR) ..........................    1,018,350
     8,900  Industrie Natuzzi S.p.A. (ADR) ......................      221,387
    53,000  Telecom Italia Mobile S.p.A. ........................      249,382
    89,214  Telecom Italia Mobile S.p.A. ........................      658,266
    17,600  Telecom Italia S.p.A. ...............................      110,702
   263,551  Telecom Italia S.p.A. ...............................    2,247,464
   119,582  Unicredito Italiano S.p.A. (c) ......................      708,401
                                                                  ------------
                                                                     7,781,073
                                                                  ------------
            JAPAN--7.1%
    85,200  Amway Japan, Ltd. ...................................      972,207
    64,000  Canon, Inc. .........................................    1,367,183
   207,000  Citizen Watch Co. ...................................    1,245,113
     3,000  Doutor Coffee .......................................       99,513
    51,900  Enix Corp. ..........................................    1,694,038
    23,100  Fujitsu .............................................      307,523
     9,000  Honda Motor Co. .....................................      295,356
     5,000  Ito-Yokado Co., Ltd. ................................      349,403
    53,000  Kao Corp. ...........................................    1,195,489
    64,325  Kirin Brewery Co. ...................................      819,354
    27,500  Konami Co., Ltd. ....................................      795,444
    42,000  Nagase & Co. ........................................      143,777
        10  Nippon Telegraph & Telephone ........................       77,134
       110  NTT Data Corp .......................................      545,865
        88  NTT Mobile Communication Network, Inc. (c) ..........    3,619,637
       500  Rohm Co. ............................................       45,511
    46,200  Sankyo Co., Ltd. ....................................      772,384
    12,400  Sony Corp. ..........................................      902,716
    29,000  Takeda Chemical .....................................    1,115,878
    15,200  Takefuji Corp. ......................................    1,109,244
                                                                  ------------
                                                                    17,472,769
                                                                  ------------
            KOREA--0.9%
    10,500  Dongah Tire Industry Co. (c) ........................      419,825
    28,040  Keumkang, Ltd. ......................................      652,635
     5,000  Lotte Chilsung
              Beverage Co. ......................................      220,283
       669  SK Telecom Co., Ltd. ................................      374,262
    26,610  Tae Young Corp. .....................................      630,411
                                                                  ------------
                                                                     2,297,416
                                                                  ------------
            MALAYSIA--0.0%
   163,000  Technology Resources Industries BHD .................       84,932
                                                                  ------------
            MEXICO--0.1%
     5,755  Coca Cola Femsa S.A. (ADR) ..........................       76,254
     9,420  Grupo Televisa S.A. (ADR) ...........................      232,556
                                                                  ------------
                                                                       308,810
                                                                  ------------
            NETHERLANDS--4.7%
     1,648  Aegon NV ............................................      202,283
    13,925  Benckiser NV,
              Class B (c) .......................................      911,681
     2,300  Equant NV (c) .......................................      159,984
    46,150  European Vinyls Corporation International NV ........      366,016
    16,240  Getronics NV ........................................      803,918
    25,800  ING Groep NV ........................................    1,572,417
    12,271  Koninklijke Ahold NV ................................      453,296
    14,900  Koninklijke KPN NV ..................................      745,515
    30,400  Oce NV ..............................................    1,092,245
    16,500  Ordina Beheer NV (c) ................................      440,012
     9,191  Philips Electronics .................................      616,419
     6,856  Philips Electronics NV, New York shares .............      464,065
    19,000  TNT Post Group NV (c)                                      611,859
     3,938  Unilever NV .........................................      336,429
    32,875  VNU NV ..............................................    1,238,915
     7,563  Wolters Kluwer NV ...................................    1,617,509
                                                                  ------------
                                                                    11,632,563
                                                                  ------------
            NEW ZEALAND--0.9%
   550,000  Fernz Corp., Ltd. ...................................    1,693,064
   302,950  Sanford, Ltd. .......................................      573,890
                                                                  ------------
                                                                     2,266,954
                                                                  ------------
            NORWAY--0.3%
   104,000  Christiania Bank ....................................      361,334
    12,957  Den Norske Bank .....................................       44,847
    27,900  Schibsted ASA .......................................      352,491
                                                                  ------------
                                                                       758,672
                                                                  ------------
            PORTUGAL--1.0%
    23,850  Brisa-Auto Estradas de Portugal, S.A. ...............    1,404,544
    24,087  Telecom Portugal S.A. ...............................    1,104,879
                                                                  ------------
                                                                     2,509,423
                                                                  ------------
            SINGAPORE--0.9%
   102,000  Singapore Press Holdings, Ltd. ......................    1,112,053
   188,000  United Overseas Bank -- Foreign Shares ..............    1,207,026
                                                                  ------------
                                                                     2,319,079
                                                                  ------------
            SOUTH AFRICA--0.0%
       369  JCI Gold ............................................          307
        39  Randfontein Estates Gold Mining Co. .................           86
                                                                  ------------
                                                                           393
                                                                  ------------
            SPAIN--1.9%
    37,900  Argentaria S.A. -- Corp. Bancaria de Espana                980,034
     8,910  Banco Bilbao Vizcaya S.A. ...........................   $  139,493
    20,697  Banco Central Hispanoamericano S.A. .................      245,387
    12,800  Baron de Ley, S.A. (c) ..............................      418,351
    18,800  Superdiplo S.A. (c) .................................      528,469
    16,304  Telefonica S.A. .....................................      723,883
     1,556  Telefonica S.A. (ADR) ...............................      210,576
    16,304  Telefonica S.A., Rights                                     14,455
    73,449  Telepizza ...........................................      697,693
    45,000  Union Electrica Fenosa S.A. .........................      777,336
                                                                  ------------
                                                                     4,735,677
                                                                  ------------
            SWEDEN--1.1%
    23,309  Assa-Abloy AB, Series B                                    889,350
     6,341  Ericsson LM Telephone Co. (ADR) (c) .................      151,788
    14,307  Ericsson Telefoniaktiebolag B Free ..................      339,855
     2,125  Ortivus AB ..........................................       15,431
       994  Pharmacia & Upjohn, Inc. ............................       55,543
    69,268  Securitas AB ........................................    1,074,213
     3,145  Volvo AB, Series B ..................................       71,998
     3,190  WM Data AB, Series B                                       135,848
                                                                  ------------
                                                                     2,734,026
                                                                  ------------
            SWITZERLAND--3.3%
       325  Adecco S.A. .........................................      148,340
       558  Baloise Holding, Ltd. (c)                                  578,838
       195  Julius Baer Holdings ................................      648,013
        63  Kuoni Reisen Holdings, Series B .....................      249,945
       947  Novartis AG .........................................    1,861,324
        57  Roche Holdings AG (c) ...............................      695,436
        95  Schweizerische Lebens-versicherungs--
             und Rentenanstalt ..................................       70,539
     6,936  Swisscom AG (c) .....................................    2,903,254
     1,112  UBS AG ..............................................      341,606
       666  Zurich Allied AG ....................................      493,064
                                                                  ------------
                                                                     7,990,359
                                                                  ------------
            TAIWAN--0.1%
    14,000  Taiwan Semiconductor Manufacturing Company, Ltd.
              (ADR) (c) .........................................      198,625
                                                                  ------------
            TURKEY--0.1%
13,534,567  Yapi Ve Kredi Bankasi ...............................      156,618
                                                                  ------------
            UNITED KINGDOM--10.9%
    34,000  Allied Irish Banks plc (c) ..........................      604,419
    85,068  Amvescap plc ........................................      657,196
   138,000  Avis Europe plc .....................................      578,917
    40,000  British Telecom .....................................      602,426
   109,146  Capita Group plc ....................................    1,007,320
   153,717  Charter plc .........................................      832,559
    10,912  COLT Telecom Group (c) ..............................      159,537
   151,655  Compass Group .......................................    1,733,488
 1,048,000  Cordiant Communications Group plc ...................    1,863,034
    59,775  Dixons Group ........................................      835,698
     2,043  Electrocomponents plc ...............................       13,611
    40,269  Energis plc (c) .....................................      899,847
    30,824  Glaxo Wellcome plc ..................................    1,058,535
    40,000  Great University Stores .............................      418,342
   100,946  Hays plc ............................................      863,718
     5,049  JBA Holdings plc ....................................       15,519
   229,275  Ladbroke Group plc ..................................      914,205
    54,595  Lloyds TSB Group ....................................      773,709
    99,348  Logica plc ..........................................      862,424
    32,100  National Express Group (c) ..........................      595,175
    61,343  Orange plc ..........................................      707,294
    53,500  Pearson .............................................    1,064,845
    24,600  Railtrack Group .....................................      642,485
   184,760  Rentokil Initial plc ................................    1,384,395
   295,000  Rolls-Royce .........................................    1,217,935
    71,500  Royal & Sun Alliance Insurance Group plc ............      577,916
   888,000  Saatchi & Saatchi plc (c) ...........................    2,028,576
    55,500  Sainsbury plc .......................................      431,303
    15,094  Sema Group plc ......................................      148,081
    30,340  Siebe plc ...........................................      118,961
   455,967  Tomkins plc .........................................    2,143,855
    14,216  Vodafone Group plc ..................................      230,045
   136,051  WPP Group plc .......................................      822,771
                                                                  ------------
                                                                    26,808,141
                                                                  ------------
            UNITED STATES--38.3%
   100,366  ACNielson Corp. .....................................    2,835,339
    17,460  AirTouch Communications,
              Inc. (c) ..........................................    1,259,303
       335  America Online ......................................       53,600
    59,052  Banc One Corp. ......................................    3,015,343
    88,700  Banco Latinoamericano de Exportaciones S.A.,
              Class E (GDR) .....................................    1,474,637
     2,300  Biogen, Inc. (c) ....................................      190,900
    66,300  Black & Decker Corp. ................................    3,716,944
    62,000  Brunswick Corp. .....................................    1,534,500
     2,500  Carnival Corp. ......................................      120,000
    16,000  CheckFree Holdings Corp. (c) ........................      374,000
    49,790  Cisco Systems (c) ...................................    4,621,134
    10,000  Citigroup, Inc. .....................................      495,000
     8,100  Clear Channel Communications (c) ....................      441,450
    86,000  Columbia/HCA Healthcare .............................    2,128,500
    20,490  Comcast .............................................    1,202,507
     8,261  DaimlerChrysler AG (c) ..............................      793,572
     2,300  Dell Computer Corp. (c) .............................      168,331
     1,430  Delta and Pine Land .................................       52,910
    59,100  Dun & Bradstreet Corp.                                   1,865,344
       985  EMC Corp. (c) .......................................       83,725
    13,200  Emerson Electric Co. ................................      798,600
     4,530  Equant NV (c) .......................................      307,191
    17,635  Estee Lauder Companies, Inc. ........................    1,507,792
     2,500  Federal Express Corp. ...............................      222,500
   120,000  First Data Corp. ....................................    3,802,500
    80,200  Fortune Brands, Inc. ................................    2,536,325
    29,495  Fox Entertainment Group, Inc. (c) ...................      741,062
     8,100  Galileo International, Inc...........................      352,350
    12,900  Global Crossing, Ltd. (c) ...........................      582,113
    17,300  Global TeleSystems Group, Inc. (c) ..................      964,475
    32,750  Guitar Center, Inc. (c) .............................      806,469
    68,000  H & R Block, Inc. ...................................    3,060,000
    27,300  H.J. Heinz Co. ......................................    1,545,862
    18,000  HEALTHSOUTH Corp. (c) ...............................      277,875
     1,500  Intel Corp. .........................................      177,844
       335  International Business Machines .....................       61,891
     6,280  Intuit, Inc. (c) ....................................      455,300
     8,300  J.D. Edwards & Co. (c) ..............................      235,513
    17,500  Jacor Communications (c) ............................    1,126,563
    20,800  Jones Apparel Group (c) .............................      458,900
    50,400  Knight-Ridder, Inc. .................................    2,576,700
    20,000  Lockheed Martin Corp. ...............................    1,695,000
 1,510,000  Mandarin Oriental International, Ltd. ...............      951,300
    27,975  Manpower, Inc. ......................................      704,620
    70,000  Mattel, Inc. ........................................    1,596,875
    52,290  MCI Worldcom, Inc. (c) ..............................    3,751,807
     4,295  MediaOne Group, Inc. (c).............................      201,865
    18,000  Mellon Bank Corp. ...................................    1,237,500
    37,775  MetroNet Communications Corp., Class B ..............    1,265,463
    20,105  Microsoft Corp. (c) .................................    2,788,312
     6,235  Monsanto Co. ........................................      296,163
    49,600  Nabisco Holdings Corp. ..............................    2,058,400
    65,000  NIKE, Inc., Class B .................................    2,636,562
   104,625  Old Republic International Co. ......................    2,354,062
    49,500  Parametric Technology Corp. (c) .....................      804,375
    23,175  PepsiCo, Inc. .......................................      948,727
     5,710  Pfizer, Inc. ........................................      716,248
    18,765  Pharmacia & Upjohn, Inc. ............................    1,062,568
    83,000  Philip Morris Cos. ..................................    4,440,500
    44,000  Polaroid Corp. ......................................      822,250
    40,000  Quaker Oats Co. .....................................    2,380,000
    11,820  R. H. Donnelley Corp. ...............................      172,129
       295  Solutia, Inc. .......................................        6,601
     3,480  Sun Microsystems, Inc. (c) ..........................      297,975
    23,790  Tele-Communications-, Inc. (c) ......................    1,315,884
    72,000  The Boeing Co. ......................................    2,349,000
    34,470  Time Warner, Inc. ...................................    2,139,294
    36,063  TYCO International, Ltd. ............................    2,720,503
    15,350  Warner-Lambert Co. ..................................    1,154,128
    65,000  Washington Mutual, Inc. .............................    2,482,187
                                                                  ------------
                                                                    94,375,162
                                                                  ------------
            Total Common Stock (Identified Cost $204,231,266) ...  235,393,497
                                                                  ------------

 FACE
AMOUNT         DESCRIPTION                                          VALUE(b)
------------------------------------------------------------------------------
$  700,000  CIT Group Holdings, 5.300%, 1/04/1999 ............... $    699,691
   747,000  Repurchase Agreement with State Street Bank &
              Trust Co. dated, 12/31/1998 at 4.00% to be
              repurchased at $747,332 on 1/04/1999,
              collateralized by $560,000 U.S. Treasury Bond
              8.125% due 8/15/2019 with a value of $765,328 .....      747,000
 5,337,000  Repurchase Agreement with State Street Bank &
              Trust Co. dated, 12/31/1998 at 4.50% to be
              repurchased at $5,339,669 on 1/04/1999,
              collateralized by $4,000,000 U.S. Treasury Bond
              8.125% due 8/15/2019 with a value of $5,466,626 ...    5,337,000
                                                                  ------------
            Total Short Term Investments
              (Identified Cost $6,783,691) ......................    6,783,691
                                                                  ------------
            Total Investments -- 98.4%
              (Identified Cost $211,014,957)(d) .................  242,177,188
            Other assets less liabilities .......................    3,905,732
                                                                  ------------
            Total Net Assets--100% .............................. $246,082,920
                                                                  ============

                                               LOCAL          AGGREGATE                         UNREALIZED
                              DELIVERY        CURRENCY           FACE           TOTAL          APPRECIATION/
                                DATE           AMOUNT           VALUE           VALUE         (DEPRECIATION)
                            ------------  ----------------  --------------  --------------  -------------------
Brazilian Real (sold)            4/28/99         2,992,500      $2,100,000      $2,284,836           $(184,836)
British Pounds (sold)             4/6/99         3,500,000       5,906,600       5,799,705              106,895
British Pounds (sold)             4/7/99         1,075,000       1,805,600       1,781,321               24,279
British Pounds (sold)             5/6/99         1,825,000       3,000,190       3,023,230             (23,040)
British Pounds (sold)            5/13/99           300,000         496,200         496,935                (735)
Deutsch Mark (sold)              1/22/99         1,000,000         601,388         600,660                  728
Deutsch Mark (sold)              1/25/99           800,000         486,973         480,597                6,376
Deutsch Mark (sold)              1/26/99           400,000         235,700         240,310              (4,610)
Deutsch Mark (sold)              1/27/99         2,200,000       1,292,304       1,321,770             (29,466)
Japanese Yen (sold)              1/13/99       173,010,000       1,500,000       1,533,029             (33,029)
Japanese Yen (sold)              2/12/99       220,000,000       1,899,719       1,957,171             (57,452)
Japanese Yen (sold)              3/25/99        17,000,000         143,702         152,081              (8,379)
Japanese Yen (bought)             4/7/99        30,000,000         261,643         268,847                7,204
Japanese Yen (sold)               4/7/99        30,000,000         228,311         268,847             (40,536)
Japanese Yen (sold)               4/8/99        13,000,000         114,236         116,516              (2,280)
Japanese Yen (sold)              4/21/99       135,000,000       1,208,053       1,212,033              (3,980)
Japanese Yen (sold)              5/20/99        95,000,000         804,403         856,169             (51,766)
Japanese Yen (sold)               7/6/99       187,714,000       1,700,000       1,702,187              (2,187)
Netherlands Guilder (sold)       1/21/99           900,000         470,834         479,538              (8,704)
Netherlands Guilder (sold)       1/22/99           700,000         370,370         372,992              (2,622)
Netherlands Guilder (sold)       1/26/99         2,000,000       1,069,027       1,065,896                3,131
Netherlands Guilder (sold)       1/27/99           700,000         364,583         373,081              (8,498)
Swedish Krona (sold)             3/25/99           750,000          94,280          92,660                1,620
Swedish Krona (sold)              4/7/99         2,950,000         369,027         364,674                4,353
Swedish Krona (sold)              4/8/99         2,300,000         298,701         284,334               14,367
Swiss Franc (sold)               3/25/99           140,000         103,321         102,798                  523
Swiss Franc (sold)                4/7/99           150,000         107,987         110,273              (2,286)
Swiss Franc (sold)                4/8/99           220,000         165,788         161,749                4,039
                                                                                                      ---------
                                                                                                      $(290,891)
                                                                                                      =========

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1998 -- (UNAUDITED)
Banks                    8.1%      Conglomerates               5.6%
Business Services        7.6%      Food & Beverages            5.2%
Communication Services   6.4%      Miscellaneous               4.7%
Drugs & Health Care      6.3%      Publishing                  2.8%
Telecommunications       6.0%      Consumer Goods & Services   2.6%

(a) Ordinary shares unless otherwise noted.
(b) See Note 1a of Notes to Financial Statements.
(c) Non-income producing security.
(d) Federal Tax Information:  At December 31, 1998 the
    net unrealized appreciation on investments based on cos
    of $212,495,119 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost. ....... $ 49,530,903
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value. .......  (19,848,834)
                                                                  ------------
    Net unrealized appreciation ................................. $ 29,682,069
                                                                  ============

    At December 31, 1998, the Fund had a capital loss carryover of approximately $256,037 which expires on December 31, 2006.
    This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

ADR / GDR -- An American Depositary Receipt (ADR) or Global Depositary Receipt
            (GDR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $211,014,957) ......                           $242,177,188
  Foreign cash at value (Identified cost $270,883) .........                                283,060
  Receivable for:
    Fund shares sold .......................................                              5,755,198
    Securities sold ........................................                                276,465
    Dividends and interest .................................                                349,405
    Tax reclaims ...........................................                                138,665
  Unamortized organization expense .........................                                 26,531
                                                                                       ------------
                                                                                        249,006,512

LIABILITIES
  Payable for:
    Securities purchased ...................................        $520,517
    Open forward currency contracts - net ..................         290,891
    Fund shares redeemed ...................................         986,406
    Due to custodial bank ..................................         613,476
    Foreign withholding taxes ..............................          24,427
  Accrued expenses:
    Management fees ........................................         213,018
    Deferred trustees' fees ................................           8,058
    Accounting & Administrative ............................           5,083
    Other ..................................................         261,716
                                                                    --------
                                                                                          2,923,592
                                                                                       ------------
NET ASSETS .................................................                           $246,082,920
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $217,535,546
    Accumulated net investment loss ........................                                (91,225)
    Accumulated net realized gains (loss) ..................                             (2,250,160)
    Unrealized appreciation (depreciation) on investments,
      forward currency contracts and foreign currency
      transactions .........................................                             30,888,759
                                                                                       ------------
NET ASSETS .................................................                           $246,082,920
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($106,762,575 divided by 6,638,756 shares of beneficial
    interest) ..............................................                                 $16.08
                                                                                             ======
Offering price per share (100/94.25 of $16.08) .............                                 $17.06*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($116,304,799 divided by 7,393,038 shares of beneficial
    interest) ..............................................                                 $15.73**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($23,015,546 divided by 1,461,654 shares of beneficial
    interest) ..............................................                                 $15.75**
                                                                                             ======
 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of $387,383) ...............                           $4,608,076
  Interest ...................................................                              961,817
                                                                                         ----------
                                                                                          5,569,893
  Expenses
    Management fees ..........................................      $2,758,173
    Service fees - Class A ...................................         285,578
    Service and distribution fees - Class B ..................       1,235,220
    Service and distribution fees - Class C ..................         249,304
    Trustees' fees and expenses ..............................          17,728
    Accounting and administrative ............................          58,980
    Custodian ................................................         868,955
    Transfer agent ...........................................         862,871
    Audit and tax services ...................................          46,000
    Legal ....................................................          10,782
    Printing .................................................         106,508
    Registration .............................................          63,043
    Amortization of organization expenses ....................          12,980
    Insurance ................................................           2,000
    Miscellaneous ............................................          22,276
                                                                    ----------
  Total expenses .............................................                            6,600,398
                                                                                         ----------
  Net investment income (loss) ...............................                           (1,030,505)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
  FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ........................................      (1,693,764)
    Futures contracts - net ..................................         (93,844)
    Forward currency contracts - net .........................        (973,143)
    Foreign currency transactions - net ......................        (376,210)
                                                                    ----------
  Net realized gain (loss) on investments, futures contracts, forward currency contracts and foreign currency
    transactions .............................................      (3,136,961)
                                                                    ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ........................................      13,245,877
    Forward currency contracts - net .........................        (203,907)
    Foreign currency transactions - net ......................          27,058
                                                                    ----------
  Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency
    transactions .............................................      13,069,028
                                                                    ---------
  Net gain (loss) on investment transactions .................                            9,932,067
                                                                                         ----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....                           $8,901,562
                                                                                         ==========


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1997                   1998
                                                             ----------------       ----------------

FROM OPERATIONS
  Net investment income (loss) ............................     $  (1,230,968)         $  (1,030,505)
  Net realized gain (loss) on investments, futures
    contracts, forward currency contracts and foreign
    currency transactions .................................        13,621,537             (3,136,961)
  Unrealized appreciation (depreciation) on investments
    forward currency contracts and foreign currency
    transactions ..........................................         8,024,851             13,069,028
                                                                -------------          -------------
  Increase (decrease) in net assets from operations .......        20,415,420              8,901,562
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  Net realized gain on investments
    Class A ...............................................        (5,347,965)                     0
    Class B ...............................................        (5,550,098)                     0
    Class C ...............................................        (1,229,908)                     0
                                                                -------------          -------------
                                                                  (12,127,971)                     0
                                                                -------------          -------------
  Paid in Capital .........................................
    Class A ...............................................          (260,229)                     0
    Class B ...............................................          (270,065)                     0
    Class C ...............................................           (59,596)                     0
                                                                -------------          -------------
                                                                     (589,890)                     0
                                                                -------------          -------------
  Increase (decrease) in net assets derived from capital
    share transactions ....................................       108,430,995            (30,804,047)
                                                                -------------          -------------
  Total increase (decrease) in net assets .................       116,128,554            (21,902,485)

NET ASSETS
  Beginning of the year ...................................       151,856,851            267,985,405
                                                                -------------          -------------
  End of the year .........................................     $ 267,985,405          $ 246,082,920
                                                                =============          =============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the year .........................................     $      28,189          $     (91,225)
                                                                =============          =============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                           1996                    1997                    1998
                                                  ----------------------  ----------------------  ----------------------
Net Asset Value, Beginning of Period (a) ......            $12.50                  $14.40                  $15.46
                                                           ------                  ------                  ------
Income (Loss) From Investment Operations

Net Investment Income (Loss) (b) ..............             (0.03)                  (0.02)                   0.01
Net Realized and Unrealized Gain (Loss) on
  Investments .................................              2.11                    1.88                    0.61
                                                           ------                  ------                  ------
Total From Investment Operations ..............              2.08                    1.86                    0.62
                                                           ------                  ------                  ------
Less Distributions

Distributions From Net Realized Capital Gains .             (0.18)                  (0.76)                   0.00
Distributions From Paid-in Capital ............              0.00                   (0.04)                   0.00
                                                           ------                  ------                  ------
Total Distributions ...........................             (0.18)                  (0.80)                   0.00
                                                           ------                  ------                  ------
Net Asset Value, End of Period ................            $14.40                  $15.46                  $16.08
                                                           ======                  ======                  ======
Total Return (%) (c) ..........................              16.7                    12.7                     4.0
Ratio of Operating Expenses to Average Net
  Assets (%)..................................              2.58                    2.07                    2.09
Ratio of Net Investment Income (Loss) to
  Average Net   Assets (%)....................             (0.21)                  (0.12)                   0.03
Portfolio Turnover Rate (%) ...................                57                      80                      84
Net Assets, End of Period (000) ...............           $68,509                $118,381                $106,763

(a) Fund commenced operations December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of Class A Shares is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------


                                                                                 CLASS B
                                                  ----------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                           1996                    1997                    1998
                                                  ----------------------  ----------------------  ----------------------
Net Asset Value, Beginning of Period (a) ......            $12.50                  $14.30                  $15.23
                                                           ------                  ------                  ------
Income (Loss) From Investment Operations

Net Investment Income (Loss) (b) ..............             (0.12)                  (0.14)                  (0.11)
Net Realized and Unrealized Gain (Loss) on
Investments ...................................              2.10                    1.87                    0.61
                                                           ------                  ------                  ------
Total From Investment Operations ..............              1.98                    1.73                    0.50
                                                           ------                  ------                  ------
Less Distributions

Distributions From Net Realized Capital Gains .             (0.18)                  (0.76)                   0.00
Distributions From Paid-in Capital ............              0.00                   (0.04)                   0.00
                                                           ------                  ------                  ------
Total Distributions ...........................             (0.18)                  (0.80)                   0.00
                                                           ------                  ------                  ------
Net Asset Value, End of Period ................            $14.30                  $15.23                  $15.73
                                                           ======                  ======                  ======
Total Return (%) (c) ..........................              15.9                    11.9                     3.3
Ratio of Operating Expenses to Average Net
  Assets (%)..................................              3.33                    2.82                    2.84
Ratio of Net Investment Income (Loss) to
Average Net
    Assets (%)................................             (0.96)                  (0.87)                  (0.72)
Portfolio Turnover Rate (%) ...................                57                      80                      84
Net Assets, End of Period (000) ...............           $65,367                $123,467                $116,305

(a)  Fund commenced operations on December 29, 1995.
(b)  Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c)  A contingent deferred sales charge in the case of Class B Shares is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------


                                                                                 CLASS C
                                                  ----------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                           1996                    1997                    1998
                                                  ----------------------  ----------------------  ----------------------
Net Asset Value, Beginning of Period (a) ......            $12.50                  $14.31                  $15.24
                                                           ------                  ------                  ------
Income (Loss) From Investment Operations

Net Investment Income (Loss) (b) ..............             (0.12)                  (0.13)                  (0.11)
Net Realized and Unrealized Gain (Loss) on
Investments ...................................              2.11                    1.86                    0.62
                                                           ------                  ------                  ------
Total From Investment Operations ..............              1.99                    1.73                    0.51
                                                           ------                  ------                  ------
Less Distributions

Distributions From Net Realized Capital Gains .             (0.18)                  (0.76)                   0.00
Distributions From Paid-in Capital ............              0.00                   (0.04)                   0.00
                                                           ------                  ------                  ------
Total Distributions ...........................             (0.18)                  (0.80)                   0.00
                                                           ------                  ------                  ------
Net Asset Value, End of Period ................            $14.31                  $15.24                  $15.75
                                                           ======                  ======                  ======
Total Return (%) (c) ..........................              15.9                    11.8                     3.3
Ratio of Operating Expenses to Average Net
  Assets (%)..................................              3.33                    2.82                    2.84
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%)......................             (0.96)                  (0.87)                  (0.72)
Portfolio Turnover Rate (%) ...................                57                      80                      84
Net Assets, End of Period (000) ...............           $17,980                 $26,137                 $23,016

(a) Fund commenced operations on December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c) A contingent deferred sales charge in the case of Class C shares is not reflected in total return calculations.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price except for British equities which are valued at the mean between the last bid and last ask prices on the London Stock Exchange. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadviser under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchase and sales of securities (excluding short-term investments) were $204,522,070 and $229,040,552 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Founders Asset Management, Inc., Janus Capital Corporation and Montgomery Asset Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. NEFM pays Montgomery Asset Management, L.P. at the annual rate of 0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.65% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Harris Associates, L.P. are wholly owned subsidiaries of Nvest Companies, L.P.("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the subadvisers under the management agreement in effect during the year ended December 31, 1998, are as follows:

     FEES EARNED

     $1,007,196                  NEFM
        698,074                  Harris Associates, L.P.
        345,986                  Founders Asset Management, Inc.
        428,211                  Janus Capital Corporation
        278,706                  Montgomery Asset Management, L.P.
     ---------
     $2,758,173
     ==========

The effective management fee for the year ended December 31, 1998 was 1.05%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $58,980 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $641,410 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $5,499 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $285,578 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998 the Fund paid New England Funds $308,805 and $62,326 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $926,415 and $186,978 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $759,607.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest, or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $1,338
     Meeting Fee                                              152/meeting
     Annual Committee Member Retainer                         201
     Annual Committee Chairman Retainer                       134

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1997                    DECEMBER 31, 1998
                                    -----------------------------------  -----------------------------------
CLASS A                                 SHARES             AMOUNT            SHARES             AMOUNT
-------                             --------------   -----------------   --------------   -----------------
Shares sold ......................       7,296,933   $     117,687,188        7,129,724    $    106,981,131
Shares issued in connection with the reinvestment of:
  Distributions from net realized
    gain .........................         335,997           5,389,391                0                   0
                                    --------------   -----------------   --------------    ----------------
                                         7,632,930         123,076,579        7,129,724         106,981,131
Shares repurchased ...............      (4,731,745)        (77,669,561)      (8,149,583)       (123,663,965)
                                    --------------   -----------------   --------------    ----------------
Net increase (decrease) ..........       2,901,185   $      45,407,018       (1,019,859)   $    (16,682,834)
                                    --------------   -----------------   --------------    ----------------

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1997                    DECEMBER 31,1998
                                    -----------------------------------  -----------------------------------
CLASS B                                 SHARES             AMOUNT            SHARES             AMOUNT
-------                             --------------   -----------------   --------------   -----------------
Shares sold ......................       4,114,717   $      64,706,836        1,309,851    $     20,459,129
Shares issued in connection with the reinvestment of:
  Distributions from net realized
    gain .........................         340,752           5,397,504                0                   0
                                    --------------   -----------------   --------------    ----------------
                                         4,455,469          70,104,340        1,309,851          20,459,129
Shares repurchased ...............        (918,977)        (14,305,295)      (2,024,121)        (30,707,569)
                                    --------------   -----------------   --------------    ----------------
Net increase (decrease) ..........       3,536,492   $      55,799,045         (714,270)   $    (10,248,440)
                                    --------------   -----------------   --------------    ----------------

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1997                    DECEMBER 31,1998
                                    -----------------------------------  -----------------------------------
CLASS C                                 SHARES             AMOUNT            SHARES             AMOUNT
-------                             --------------   -----------------   --------------   -----------------
Shares sold ......................         930,980   $      14,566,224        1,030,781    $     15,901,710
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .......................          78,356           1,241,162                0                   0
                                    --------------   -----------------   --------------    ----------------
                                         1,009,336          15,807,386        1,030,781          15,901,710
Shares repurchased ...............        (550,851)         (8,582,454)      (1,284,215)        (19,774,483)
                                    --------------   -----------------   --------------    ----------------
Net increase (decrease) ..........         458,485   $       7,224,932         (253,434)   $     (3,872,773)
                                    --------------   -----------------   --------------    ----------------
Increase (decrease) derived from
  capital shares transactions ....       6,896,162   $     108,430,995       (1,987,563)   $    (30,804,047)
                                    ==============   =================   ==============    ================

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND STAR WORLDWIDE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Star Worldwide Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------

SUPPLEMENT DATED FEBRUARY 12, 1999 TO NEW ENGLAND STAR FUNDS PROSPECTUS DATED
 MAY 1, 1998 AND NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS DATED MAY 1, 1998

NEW ENGLAND STAR SMALL CAP FUND

CHANGE IN PORTFOLIO MANAGER
The following supplements the paragraph entitled "Montgomery" in the "Fund Management" section of each prospectus:

  Effective March 1, 1999, Kathryn Peters replaces Andrew Pratt as the portfolio manager of the Montgomery segment of the Fund. Ms. Peters, Vice President of Montgomery, joined the firm in 1995. Prior to 1995 she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York.

CHANGE IN CONTROL
Effective February 12, 1999, the following supplements the paragraph entitled "Robertson Stephens" in the "Fund Management" section of each Prospectus:

  Members of senior management of Robertson Stephens have agreed to purchase Robertson Stephens Investment Management Co. Inc., Robertson Stephens's parent company, from BankAmerica Corporation, in a transaction expected to be completed in March 1999. Robertson Stephens will continue to serve as a subadviser to the Star Small Cap Fund following the transaction, and it is expected that John L. Wallace and John Seabern will continue to serve as co-managers of Robertson Stephens segment of the Fund. The trustees of the New England Funds Trust I approved the continuation of the Star Small Cap Fund's current arrangements with Robertson Stephens following the consummation of the transaction.

NEW ENGLAND STAR ADVISERS FUND

CHANGE IN PORTFOLIO MANAGERS
The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

  Effective January 1999, the Founders segment of the Star Advisers Fund is managed by Scott A. Chapman and Thomas M. Arrington. Mr. Chapman and Mr. Arrington have been Vice Presidents of Investments at Founders since December 1998. Prior to joining Founders, Mr. Chapman was Vice President and Director of Growth Strategy and Mr. Arrington served as Vice President and Director of Income Equity Strategy at HighMark Capital Management.

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

             To learn more, and for a free prospectus, contact your
                           financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478



  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.


           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
      Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its
      Public Disclosure Program. The program provides access to information about securities firms and their representatives.
               Investors may obtain a copy by contacting the NASD
         at 800-289-9999 or by visiting their Web site at WWW.NASDR.COM.

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